EXHIBIT 99.2
                                                                    ------------

         CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
             SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report on Form 10-Q of Boston Scientific Corporation (the "Company") for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Financial Officer hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that based on his knowledge:

(1)   the Report fully complies with the requirements of Section 13 (a) or 15
      (d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Boston Scientific Corporation.




By:    /s/ Lawrence C. Best
      -----------------------------------------------
      Lawrence C. Best
      Senior Vice President - Finance and Administration
      and Chief Financial Officer





      Dated: August 9, 2002